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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2007

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Subsequent to filing the proxy statement in conjunction with its 2007 annual meeting of stockholders, Advance Auto Parts, Inc. (the “Company”) received comments from a third party shareholder services company regarding the request that stockholders approve an amendment to the Company’s 2004 Long Term Incentive Plan (the “Plan”). The Company’s proposal includes a request for stockholders to authorize an additional five million shares for issuance in connection with awards made to eligible participants of the Plan. The shareholder services company has indicated that the total shareholder value transfer will exceed the level it considers to be appropriate for the Company when the requested five million shares are included in the calculation.

The Company believes that reducing the number of shares reserved for grant under the Plan will cause the shareholder value transfer calculation to meet the 10 percent limit recommended by the shareholder services company. Because the Company continues to believe that approval of the Plan amendment is important to the Company’s compensation strategy, effective May 9, 2007, the Company’s Board of Directors has adopted a resolution whereby, subject to approval of the proposed plan amendment by the Company’s stockholders, the Company will increase the authorized reserve of shares available for issuance of awards under the Plan by only three million shares, rather than five million shares. The Company will seek shareholder approval before further increasing the number of shares available for issuance of awards under the Plan.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	99.1	Press release, dated May 9, 2007, issued by Advance Auto Parts, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 9, 2007	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated May 9, 2007, issued by Advance Auto Parts, Inc.